Exhibit 99.1
Monthly Report of Operations
Period ended December 31,2010
UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re: Capital Corp of the West	Case no.: 09-14298-B-11F

MONTHLY REPORT OF OPERATIONS
     MONTH ENDING 31-Dec 2009
     Debtor in possession hereby submits its Monthly Report on the Cash Basis of accounting.
CASH BASIS

Attached hereto are the following schedules:

A. Cash Receipts and Cash Disbursements	☑

B. Summary of Receipts & Disbursements to Date	☑

C. Balance in Debtor in Possession Account	☑

D. Balance in Tax Account	N/A

E. Balance in Citibank DIP Account	☑

F. Post Petition Debts	N/A

G. Accounts Receivable Balance	N/A

H. Inventory Balance	N/A

I. Federal and State Taxes	N/A

J. Monthly Operating Statement Questionnaire	☑

K. Other Appropriate Schedules	☑

NOTES: Schedules A, B, C, F, I & J MUST be filed.

Attach Schedules D, E, G, H & K if they are maintained in the ordinary course of the business.

SCHEDULE A
CASH RECEIPTS AND DISBURSEMENTS

RECEIPTS

Cash sales	N/A
Rents collected	N/A
Accounts receivable collected	—
Other receipts (describe):
a. 2006 Federal Income Tax Refund	5,977,932.00
b. 2007 Federal Income Tax Refund	2,872,522.00
1. TOTAL RECEIPTS	$8,850,454.00

DISBURSEMENTS

Payments to vendors for merchandise	N/A
Net payroll paid	41,835.56
Payroll taxes paid/deposited to tax account:
Employee withholdings	N/A
Employer portion	N/A
Sales taxes paid/deposited to tax account	N/A
Other disbursements (describe):
a. Computer & Internet Costs	$306.00
b. Office Supplies	—
c. Travel Expenses	—
d. Public Disclosure Issuance Costs	—
e. Rent Expense	1,280.00
f. Telephone Expense	—
g. General Liability Insurance	—
h. U. S Trustee Fees	—
i. Shareholder Registrationh & Maintenance	—
j. Tax Return Preparation	—
k. Creditor’s Committee Legal Fees	9,780.57
l. Director Fees	3,550.00
Miscellaneous (attach listing)
Living allowance or draw	N/A
2. TOTAL DISBURSEMENTS	$56,752.13
3. Receipts OVER or (UNDER) disbursements	$8,793,701.87

SCHEDULE B SUMMARY OF CASH TRANSACTIONS SINCE FILING PETITION

4. Total receipts to date (Prior month Schedule B line 4 plus current month Schedule A line 1)	$9,290,107.55

5. Total disbursements to date (Prior month Schedule B line 5 plus current month Schedule A line 2)	$467,435.28

6. Net receipts over (under) disbursements	$8,822,672.27

SCHEDULE C — SEE ATTACHED SPREADSHEET BALANCE IN DEBTOR IN POSSESSION ACCOUNT

Balance at end of last month	$6,764,158.57
Net transactions for this month (Line 3 — Schedule A)	8,793,701.87

Balance at end of this month	$15,557,860.44

SCHEDULE D — SEE ATTACHED SPREADSHEET BALANCE IN TAX ACCOUNT

Balance at end of last month	$—

Add deposits from general account	—

Subtotal	$—

Deduct payments to taxing agencies

Balance at end of this month	$—

SCHEDULE E — SEE ATTACHED SPREADSHEET BALANCE IN ACCOUNTS

Balance at end of last month	$—

Add deposits from general account	—

Subtotal	$—

Deduct disbursements	—

Balance at end of this month	$—

SCHEDULE F POST PETITION DEBTS

Balance at end of last month — Not Applicable	$—

Add debts incurred this month

Subtotal	$—

Deduct payments made this month on this balance	—
Subtotal	$—

Adjustments (Explain on separate sheet)	—

Balance at end of this month. (Attach listing)	$—

SCHEDULE G ACCOUNTS RECEIVABLE BALANCE

Balance of receivables at end of last month — Not Applicable	$—

Add new receivables for this month	—

Subtotal	$—

Deduct accounts collected (From Schedule A)	—

Subtotal	$—

Adjustments (Explain on separate sheet)	—

Balance at end of this month (Attach listing)	$—

SCHEDULE H INVENTORY AND COST OF GOODS SOLD

Inventory balance at end of last month — Not Applicable	$—

Add merchandise purchase	—

Total inventory available	$—

Adjustments (Explain on separate sheet)	—

Less inventory balance at end of this month	—

Total (Cost of goods sold)	$—

SCHEDULE I
FEDERAL AND STATE TAXES

1. Tax balance at end of last month — Not Applicable	$—

PAYROLL TAX LIABILITY THIS MONTH:
Period: ☐ Weekly ☐ Biweekly ☐ Semimonthly ☐ Monthly
Fed. Employer or S.S. #                      EDD ID#

Withholdings:
Federal income tax			$—

FICA withheld

State income tax

State disability

Employer tax liability:
FICA

Federal unemployment

State unemployment

2. Total payroll taxes due				$—

SALES TAX LIABILITY THIS MONTH:
State Board of Equalization ID#

Sales tax liability			$—

Other (excise, city, business, etc.)

3. Total sales taxes due				$—

SUMMARY OF TAX PAYMENTS MADE THIS MONTH:

Payee	Date Paid	Bank Acct. #	Check #	Amount

$—

4. Total payments made				$—

Tax balance at end of this month (add line 1+2+3 less line 4)				$—

SCHEDULE J
MONTHLY OPERATING STATEMENT QUESTIONNAIRE

		Yes	No	N/A
1.	Copies of checkbooks or receipts and disbursements listings attached:
	Debtor in possession account (Activated As Of June 5)	☑	☐	☐

	Tax account	☐	☐	☑

	Other account	☐	☐	☑

2.	Listing of unpaid post-petition debts	☐	☐	☑
(include unpaid professional fees and interest owed)

3.	Have any payments been made to secured creditors or lessors?	☐	☑
(If yes - attach listing of payments made)

4.	(a) Have any payments been made to officers, shareholders, insiders, relatives or professionals? See Attached Payroll Summaries (If yes - attach listing of payments made)	☑	☐

	(b) Were these payments approved by the court?	☑	☐

5.	(a) Have any payments been made on prepetition debts?	☐	☑
(If yes - attach listing of payments made)

(b) Were these payments approved by the court?

6.	Do you carry insurance coverage of any kind?	☑	☐
Attach copies of declaration pages (Data Previously Provided)
Note: If you have previously submitted copies of declaration pages & there have been no changes in coverage initial here (no copies needed)

7.	Have U.S. Trustee quarterly fees been paid? (Response Follows) Debtor filed Petition on May 11, 2009. Q2 2009 Trustee Fees of $975.00 paid on July 27, 2009. Q3 2009 Trustee Fees of $1,950.00 paid on October 31, 2009.	☑	☐
DECLARATION OF DEBTOR
I certify under penalty of perjury that the foregoing is true and correct.

January 13, 2010	Daud A.Heaberlin

Execution Date	Debtor in Possession (Signature)
I have reviewed the Monthly Report of Operations and, after making reasonable inquiry, believe that the information is true and correct.

Daud A. Heaberlin, CFO
(Signature of Preparer - Attorney or Accountant)

(MOR-1:6/90)

Capital Corp of the West
09-14298-B-11F

Cash/Bank Account	Beginning Balance	(See Note 10)		Transfers	Ending Balance
Bank & Acct #	31-Oct-09	Receipts	Disbursements	in (+)/out (-)	30-Nov-09
Citibank DEP Accounts (Active as of June 4, 2009):	$—				$—
Operating A/C # 9951707360	$6,338,719.06	$—	$56,752.13	$(30,600.00)	$6,251,366.93
Federal Tax Refund A/C # 9951707387 (See Note 7 Below)	$50,000.00	$8,850,454.00	$—	$—	$8,900,454.00
California Tax Refund A/C # 9951707416 (See Note 7 Below)	$100.00	$—	$—	$30,700.00	$30,800.00
Insurance Refund A/C # 9951707424	$375,339.51	$—	$—	$(100.00)	$375,239.51
	$—				$—

Total	$6,764,158.57	$8,850,454.00	$56,752.13	$—	$15,557,860.44

Notes:
1.	All cash accounts (including petty cash) should be reflected on spreadsheet

2.	Transfers must total zero

3.	Total ending cash on hand must be supported by detailed registers, bank recs, balance sheet, etc.

4.	Net change in cash (receipts less disbursements) must be supported by detailed registers and Schedule A.

5.	Schedules C, D and/or E need not be completed if this spreadsheet is used. Notation should be made on Schedules C, D and/or E to “see attached spreadsheet.”

6.	Beg balance must agree with the prior month’s ending balance or, for the first month only, this amount should agree with the cash on hand as of the filing date.

7.	The Debtor has established segregated bank accounts pursuant to a Stipulation between Capital Corp of the West (the Debtor), the Creditor’s Committee and the Federal Deposit Insurance Corporation regarding certain Federal and State of California income tax refunds. This Stipulation was filed on October 20, 2009 and approved by the Court by an Order dated November 2, 2009. The Citibank Account No. 9951707387 (shown above) constitutes the Escrow Account pursuant to the Stipulation. As of December 31, 2009, a $50,000 Federal Income Tax 2008 related refund; a $30,800 California Tax 2008 related refund; and certain Federal Income Tax refunds in the amount of $2,872,522 (2007) and $5,977,932 (2006) (See Note 10 below).

8.	The Debtor has filed Federal and California tax refund requests in the amount of $10.056 million and $2.324 million, respectively. The Federal tax refunds received in December (See Note 7 Above & Note 10 Below) represent a signnificant portion of the expected Federal Income Tax refunds. The Debtor expects a further Federal Income Tax refund of $1,182,326 during the first quarter of 2010. The $2.324 million California Income Tax refund is currently being subjected to a State of California examination which the Debtor is hopeful will be completed during the first quarter of 2010. The potential refund amounts are based on the best information available from the Debtor’s accountants and tax consultants at this time.

Recent Tax Law changes under the Worker, Homeownership and Business Assistance Act of 2009 now allow the Debtor to carryback net operating losses for five years. The Debtor will be undertaking a process to determine whether the 2008 or the 2009 tax year should be used (either 2008 or 2009 can be carried back 5 years but not both) to maximize any potential further Federal Income tax refunds. The 2009 Tax Return must first be completed to determine which approach will produce the best financial results for the Debtor.

Given that the Debtor has meaningful additional potential tax refunds and that the actual recovery of same remains uncertain, these tax refunds have not been included in the Balance Sheet of the Debtor included herein. See Note 7 Above.

9.	The December 31, 2009 and the November 30, 2009 Balance Sheets reflect $3,500 in Priority Claims related to certain Deferred Compensation claims representing payments deferred within the six month period immediately preceding the Debtor’s Bankruptcy Petition.

10.	Receipts this month represent Federal Income Tax refunds in the amount of $2,872,522 (refund of 2007 taxes) and $5,977,932 (refund of 2006 taxes). (See Notes 7 and 8 Above).

Capital Corp of the West
Profit & Loss
December 2009
9:01 AM
01/12/10
Cash Basis

	Dec 09	Nov 09	$ Change
Income
Refunds
Legal Fee Retainers	0.00	1,614.04	-1,614.04
Tax Refunds
California Tax Refunds	0.00	30,800.00	-30,800.00
IRS Tax Refunds	8,850,454.00	0.00	8,850,454.00

Total Tax Refunds	8,850,454.00	30,800.00	8,819,654.00

Total Refunds	8,850,454.00	32,414.04	8,818,039.96

Total Income	8,850,454.00	32,414.04	8,818,039.96

Expense
Compensation Costs	41,835.56	33,365.24	8,470.32
Computer and Internet Expenses	306.00	3,149.69	-2,843.69
Director Fees	3,550.00	0.00	3,550.00
Office Supplies	0.00	233.71	-233.71
Professional Fees
Creditor’s Committee Legal Fees	9,780.57	0.00	9,780.57
Tax Return Preparation	0.00	70.00	-70.00

Total Professional Fees	9,780.57	70.00	9,710.57

Public Disclosure Issuance Cost	0.00	10,475.49	-10,475.49
Rent Expense	1,280.00	1,295.00	-15.00
Shareholder Registration & Main	0.00	995.00	-995.00
Telephone Expense	0.00	160.19	-160.19

Total Expense	56,752.13	49,744.32	7,007.81

Net Income	8,793,701.87	-17,330.28	8,811,032.15

Capital Corp of the West
Profit & Loss Detail
December 2009
9:02 AM
01/12/10
Cash Basis

Type	Date	Num	Name	Memo	Clr	Split	Original Amount	Paid Amount	Balance
Income
Refunds
Tax Refunds
IRS Tax Refunds
Deposit	12/11/2009		IRS	Refund of 2		Federal Tax	2,872,522.00	2,872,522.00	2,872,522.00
Deposit	12/11/2009		IRS	Refund of 2		Federal Tax	5,977,932.00	5,977,932.00	8,850,454.00

Total IRS Tax Refunds								8,850,454.00	8,850,454.00

Total Tax Refunds								8,850,454.00	8,850,454.00

Total Refunds								8,850,454.00	8,850,454.00

Total Income								8,850,454.00	8,850,454.00

Expense
Compensation Costs
Check	12/1/2009	0000	Administaff	Week Ende		Opearting Ac	8.473.19	8,473.19	8,473,19
Check	12/8/2009	0000	Administaff	Week Ende		Opearting Ac	8,473.19	8,473.19	16,946.38
Check	12/14/2009	0000	Administaff	Week Ende		Opearting Ac	8,473.20	8,473.20	25,419.58
Check	12/17/2009	0000	Administaff	Week Ende		Opearting Ac	8,473.20	8,473.20	33,892.78
Check	12/23/2009	0000	Administaff	WeeK Ende		Opearting Ac	8,473.19	8,473.19	42,365.97
Deposit	12/30/2009		David Heaberlin	Deposit		Opearting Ac	-530.41	-530.41	41,835.56

Total Compensation Costs								41,835.56	41,835.56

Computer and internet Expenses
Check	12/2/2009	5057	Comcast	December,		Opearting Ac	306.00	306.00	306.00

Total Computer and Internet Expenses								306.00	306.00

Director Fees
Check	12/16/2009	5058	Jerry E. Calister	Q4 2009		Opearting Ac	750.00	750.00	750.00
Check	12/16/2009	5059	Dorothy L. Bizzini	Q4 2009		Opearting Ac	600.00	600.00	1,350.00
Check	12/16/2009	5060	David X. Bonnar	Q4 2009		Opearting Ac	600.00	600.00	1,950.00
Check	12/16/2009	5061	John Fawcett	Q4 2009		Opearting Ac	600.00	600.00	2,550.00
Check	12/16/2009	5062	Curtis R. Grant	Q4 2009		Opearting Ac	400.00	400.00	2,950.00
Check	12/16/2009	5063	Curtis Riggs	Q4 2009		Opearting Ac	600.00	600.00	3,550.00

Total Director Fees								3,550.00	3,550.00

Professional Fees
Creditor’s Committee Legal Fees
Check	12/21/2009	5064	Klein, Denatell. Go	Balance Du		Opearting Ac	2,853.50	2,853.50	2,853.50
Check	12/24/2009	5065	Klein, Denatell. Go	Balance Du		Opearting Ac	6,927.07	6,927.07	9,780.57

Total Creditor’s Committee Legal Fees								9,780.57	9,780.57

Total Professional Fees								9,780.57	9,780.57

Rent Expense
Check	12/1/2009	5056	Bear Breek Plaza	December,	.	Opearting Ac	1,280.00	1,280.00	1,280.00

Total Rent Expense								1,280.00	1,280.00

Total Expense								56,752.13	56,752.13

Net Income								8,793,701.87	8,793,701.87

Schedule J — Question 1

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 3081322
2801 G ST	Payroll Date: 12/4/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR — 1
Report Date: 12/1/2009	Period: 11/28/2009 through 12/4/2009

Billing Groups:
No. Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0 UNASSIGNED	1	5.91	$8,000.00	$8,473.19

Total Summary:	1		$8,000.00	$8,473.19

Total additional charges or credits:				$0.00
Payroll amount due from client:				$8,473.19

TOTAL amount due from client:				$8,473.19

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	5.91%	$8,000.00
Direct Deposit Gross Pay:									$8,000.00
Check Gross Pay:									$0.00

Non DD	NonDirect Deposit	E	Employee Coverage
DD	Direct Deposit	S	Employee & Spouse Coverage
D	Dental Only	C	Employee & Child Coverage
NH	New Hire	F	Employee & Family Coverage
EP	EPaystub	K	Employee & Children Coverage
C	W/C Cap	W	Coverage Waived
		I	Coverage Not Available
Schedule J — Question 4(a)
Payroll Date — December 4, 2009

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 3083346
2801 G ST	Payroll Date: 12/11/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR — 1
Report Date: 12/4/2009	Period: 12/5/2009 through 12/11/2009

Billing Groups:

No. Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0 UNASSIGNED	1	5.92	$8,000.00	$8,473.20

Total Summary:	1		$8,000.00	$8,473.20

Total additional charges or credits:				$0.00
Payroll amount due from client:				$8,473.20

TOTAL amount due from client:				$8,473.20

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	5.92%	$8,000.00

Direct Deposit Gross Pay:									$8,000.00
Check Gross Pay:									$0.00

Non DD	NonDirect Deposit	E	Employee Coverage
DD	Direct Deposit	S	Employee & Spouse Coverage
D	Dental Only	C	Employee & Child Coverage
NH	New Hire	F	Employee & Family Coverage
EP	EPaystub	K	Employee & Children Coverage
C	W/C Cap	W	Coverage Waived
		I	Coverage Not Available
Schedule J — Question 4(a)
Payroll Date — December 11, 2009

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 3089245
2801 G ST	Payroll Date: 12/18/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR — 1
Report Date: 12/11/2009	Period: 12/12/2009 through 12/18/2009

Billing Groups:

No. Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0 UNASSIGNED	1	5.91	$8,000.00	$8,473.19

Total Summary:	1		$8,000.00	$8,473.19

Total additional charges or credits:				$0.00
Payroll amount due from client:				$8,473.19

TOTAL amount due from client:				$8,473.19

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	5.91%	$8,000.00

Direct Deposit Gross Pay:									$8,000.00
Check Gross Pay:									$0.00

Non DD	NonDirect Deposit	E	Employee Coverage
DD	Direct Deposit	S	Employee & Spouse Coverage
D	Dental Only	C	Employee & Child Coverage
NH	New Hire	F	Employee & Family Coverage
EP	EPaystub	K	Employee & Children Coverage
C	W/C Cap	W	Coverage Waived
		I	Coverage Not Available
Schedule J — Question 4(a)
Payroll Date — December 18, 2009

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 3093783
2801 G ST	Payroll Date: 12/24/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR — 1
Report Date: 12/17/2009	Period: 12/19/2009 through 12/25/2009

Billing Groups:

No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	1	5.92	$8,000.00	$8,473.20

Total Summary:		1		$8,000.00	$8,473.20

Total additional charges or credits:					$0.00
Payroll amount due from client:					$8,473.20

TOTAL amount due from client:					$8,473.20

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	5.92%	$8,000.00

Direct Deposit Gross Pay:									$8,000.00
Check Gross Pay:									$0.00

Non DD	NonDirect Deposit	E	Employee Coverage
DD	Direct Deposit	S	Employee & Spouse Coverage
D	Dental Only	C	Employee & Child Coverage
NH	New Hire	F	Employee & Family Coverage
EP	EPaystub	K	Employee & Children Coverage
C	W/C Cap	W	Coverage Waived
		I	Coverage Not Available
Schedule J — Question 4(a)
Payroll Date — December 24, 2009

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 3098601
2801 G ST	Payroll Date: 12/31/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR — 1
Report Date: 12/23/2009	Period: 12/26/2009 through 01/1/2010

Billing Groups:

No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	1	5.91	$8,000.00	$8,473.19

Total Summary:		1		$8,000.00	$8,473.19

Total additional charges or credits:					$0.00
Payroll amount due from client:					$8,473.19

TOTAL amount due from client:					$8,473.19

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	5.91%	$8,000.00

Direct Deposit Gross Pay:									$8,000.00
Check Gross Pay:									$0.00

Non DD	NonDirect Deposit	E	Employee Coverage
DD	Direct Deposit	S	Employee & Spouse Coverage
D	Dental Only	C	Employee & Child Coverage
NH	New Hire	F	Employee & Family Coverage
EP	EPaystub	K	Employee & Children Coverage
C	W/C Cap	W	Coverage Waived
		I	Coverage Not Available
Schedule J — Question 4(a)
Payroll Date — December 31, 2009

Capital Corp of the West
Balance Sheet
As of December 31, 2009
8:58 AM
01/12/10
Cash Basis

	Dec 31, 09	Nov 30, 09	$ Change
ASSETS
Current Assets
Checking/Savings
Citibank -Debtor In Possession
CA State Tax Refund Acct	30,800.00	100.00	30,700.00
Federal Tax Refund Acct	8,900,454.00	50,000.00	8,850,454.00
Insurance Refund Acct	375,239.51	375,339.51	-100.00
Opearting Account	6,251,366.93	6,338,719.06	-87,352.13

Total Citibank -Debtor In Possession	15,557,860.44	6,764,158.57	8,793,701.87

Total Checking/Savings	15,557,860.44	6,764,158.57	8,793,701.87

Total Current Assets	15,557,860.44	6,764,158.57	8,793,701.87

Fixed Assets
Furniture and Equipment
Computers	4,299.75	4,299.75	0.00
Furniture	1,662.38	1,662.38	0.00

Total Furniture and Equipment	5,962.13	5,962.13	0.00

Total Fixed Assets	5,962.13	5,962.13	0.00

TOTAL ASSETS	15,563,822.57	6,770,120.70	8,793,701.87

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Other Current Liabilities
Priority Claims
Deferred Compensation	3,500.00	3,500.00	0.00

Total Priority Claims	3,500.00	3,500.00	0.00

Undisputed Claims Received
Bay View — Deferred Purchase
Deferred Puchase Price	1,373,139.48	1,373,139.48	0.00
Interest on Deferral	130,880.88	130,880.88	0.00

Total Bay View — Deferred Purchase	1,504,020.36	1,504,020.36	0.00

Compensation Related Claims	1,879,853.00	1,879,853.00	0.00
County Staturtory Trust I
Interest	751,608.00	751,608.00	0.00
Principal	6,186,000.00	6,186,000.00	0.00

Total County Staturtory Trust I	6,937,608.00	6,937,608.00	0.00

County Statutory Trust II
Interest	537,166.00	537,166.00	0.00
Principal	10,310,000.00	10,310,000.00	0.00

Total County Statutory Trust II	10,847,166.00	10,847,166.00	0.00

County Statutory Trust III
Interest	744,779.00	744,779.00	0.00
Principal	15,464,000.00	15,464,000.00	0.00

Total County Statutory Trust III	16,208,779.00	16,208,779.00	0.00
County Statutory Trust IV
Interest	1,752,346.00	1,752,346.00	0.00
Principal	25,774,000.00	25,774,000.00	0.00

Total County Statutory Trust IV	27,526,346.00	27,526,346.00	0.00

Creditor Claims	19,167.00	19,167.00	0.00

Total Undisputed Claims Received	64,922,939.36	64,922,939.36	0.00

Total Other Current Liabilities	64,926,439.36	64,926,439.36	0.00

Total Current Liabilities	64,926,439.36	64,926,439.36	0.00

Total Liabilities	64,926,439.36	64,926,439.36	0.00

Equity
Opening Balance Equity	-64,926,439.36	-64,926,439.36	0.00
Net Income	15,563,822.57	6,770,120.70	8,793,701.87

Total Equity	-49,362,616.79	-58,156,318.66	8,793,701.87

TOTAL LIABILITIES & EQUITY	15,563,822.57	6,770,120.70	8,793,701.87

3:43 PM

01/11/10
Capital Corp of the West
Reconciliation Detail
Citibank, Period Ending 05/31/2009

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						6,962,125.46
Cleared Transactions
Checks and Payments - 22 items
Check	3/25/2009	1017	Michael Graves	X	-600.00	-600.00
Check	4/24/2009	1033	Wilmington Trust C...	X	-220.00	-820.00
Check	4/30/2009	1038	Bingham McCutchen	X	-146,272.73	-147,092.73
Check	4/30/2009	1035	Shipman & Goodwin	X	-3,164.50	-150,257.23
Check	4/30/2009	1037	David Heaberlin	X	-806.01	-151,063.24
Check	4/30/2009	1039	Jerry E. Calister	X	-500.00	-151,563.24
Check	4/30/2009	1042	Dorothy L. Bizzini	X	-400.00	-151,963.24
Check	4/30/2009	1041	Curtis A. Riggs	X	-400.00	-152,363.24
Check	4/30/2009	1040	John D. Fawcett	X	-400.00	-152,763.24
Check	4/30/2009	1043	David X. Bonnar	X	-400.00	-153,163.24
Check	4/30/2009	1044	Curtis R. Grant	X	-200.00	-153,363.24
Check	5/1/2009		Administaff	X	-11,246.61	-164,609.85
Check	5/6/2009	1049	Steiner Investments	X	-1,280.00	-165,889.85
Check	5/6/2009	1050	Comcast	X	-305.79	-166,195.64
Check	5/8/2009		Administaff	X	-11,202.94	-177,398.58
Check	5/10/2009	0000	Bingham McCutchen	X	-64,577.23	-241,975.81
Check	5/10/2009	0000	Felderstein Fitzgerald	X	-27,487.19	-269,463.00
Check	5/10/2009	0000	ADP	X	-7,388.60	-276,851.60
Check	5/10/2009	0000	JAS Development	X	-975.00	-277,826.60
Check	5/15/2009		Administaff	X	-8,473.20	-286,299.80
Check	5/22/2009		Administaff	X	-11,206.35	-297,506.15
Check	5/29/2009		Administaff	X	-11,206.35	-308,712.50

Total Checks and Payments					-308,712.50	-308,712.50

Deposits and Credits - 6 items
Check	4/29/2009	1034	***VOID***	X	0.00	0.00
Check	4/30/2009	1046	***VOID***	X	0.00	0.00
Check	4/30/2009	1048	***VOID***	X	0.00	0.00
ChecK	4/30/2009	1047	***VOID***	X	0.00	0.00
Deposit	4/30/2009		David Heaberlin	X	359.31	359.31
Deposit	4/30/2009			X	50,530.00	50,889.31

Total Deposits and Credits					50,889.31	50,889.31

Total Cleared Transactions					-257,823.19	-257,823.19

Cleared Balance					-257,823.19	6,704,302.27

Register Balance as of 05/31/2009					-257,823.19	6,704,302.27

New Transactions
Checks and Payments - 4 items
Transfer	6/4/2009				-6,500,000.00	-6,500,000.00
Check	6/5/2009		Administaff		-11,206.35	-6,511,206.35
Check	6/12/2009		Administaff		-11,206.35	-6,522,412.70
Transfer	6/15/2009				-181,889.57	-6,704,302.27

Total Checks and Payments					-6,704,302.27	-6,704,302.27

Total New Transactions					-6,704,302.27	-6,704,302.27

Ending Balance					-6,962,125.46	0.00

DIP Operating Account
December Reconciliation

Citibank Client Services 587		000001/R1/20F000/0
PO Box 769013	014
San Antonio, TX 78245-9013	CITIBANK, N. A.
Account
9951707360
DIP-CAPITAL CORP OF THE WEST-DIP	Statement Period
OPERATING ACCOUNT	Dec. 1 — Dec. 31, 2009
C/O DAVID HEABERLIN	Relationship Manager
2801 G STREET	Gaudino,Bruce
MERCED CA 95340	(212) 559-6055
CitiBusiness® ACCOUNT AS OF DECEMBER 31, 2009

Relationship Summary:
Checking	$15,559,660.44
Savings	—
Investments (not FDIC insured)	—
Checking Plus	—

Checking	Balance
CitiBusiness Checking 9951707360	$6,253,166.93
CitiBusiness Checking 9951707387	$0.00
CitiBusiness Checking 9951707416	$0.00
CitiBusiness Checking 9951707424	$375,239.51
CitiBusiness Checking 9958952078	$8,900,454.00
CitiBusiness Checking 9958960828	$30,800.00

Total Checking at Citibank	$15,559,660.44
SUGGESTIONS AND RECOMMENDATIONS
WHEN PLANNING THAT NEXT GETAWAY
Plan on Citibank’s World Wallet® Service to make ordering
Foreign Currency easier than ever.
You have access to a wide variety of Foreign Currencies, delivered right to your door or place of business.
(Anywhere in the Continental U.S).
Visit your nearest Citibank or call 1-800-756-7050
Limits/Fees apply.
SERVICE CHARGE SUMMARY FROM NOVEMBER 1, 2009 THRU NOVEMBER 30, 2009

Type of Charge	No./Units	Price/Unit	Amount
CITIBUSINESS CHECKING # 9951707360

Average Daily Collected Balance			$6,353,344.39

DEPOSIT SERVICES
MONTHLY MAINTENANCE FEE	1	20.0000	20.00
CHECKS PAID	4	.2000	0.80
DEPOSIT TICKETS	3	.2000	0.60

CITIBUSINESS ONLINE
CBOL — OUT. DOMESTIC WIRE TXFR	5	12.5000	62.50

Total Charges for Services			$83.90

DIP-CAPITAL CORP OF THE WEST-DIP	Account 9951707360	000002/R1/20F000/0
OPERATING ACCOUNT	Statement Period — Dec. 1 — Dec. 31, 2009
SERVICE CHARGE SUMMARY FROM NOVEMBER 1, 2009 THRU NOVEMBER 30, 2009 Continued

Type of Charge	No./Units	Price/Unit	Amount

CITIBUSINESS CHECKING # 9951707387

Average Daily Collected Balance			$50,000.00

DEPOSIT SERVICES MONTHLY MAINTENANCE FEE	1	20.0000	20.00

Total Charges for Services			$20.00

CITIBUSINESS CHECKING # 9951707416

Average Daily Collected Balance			$100.00

DEPOSIT SERVICES MONTHLY MAINTENANCE FEE	1	20.0000	20.00

Total Charges for Services			$20.00

CITIBUSINESS CHECKING # 9951707424

Average Daily Collected Balance			$375,339.51

DEPOSIT SERVICES MONTHLY MAINTENANCE FEE	1	20.0000	20.00

Total Charges for Services			$20.00

Total Non-Interest Bearing Account Charges			$143.90

Average collected balances			$6,778,783.90
Less 10% reserve requirement			$677,878.39
Balances eligible for Earnings Credit			$6,100,905.51

Earnings Credit allowance at 0.50000%			$143.90	[1]
Charges Subject to Earnings Credit			$143.90

Net Service Charge			$0.00

1	— Maximum Earnings Credit cannot exceed monthly fees eligible for offset
CHECKING ACTIVITY

CitiBusiness Checking

9951707360	Beginning Balance:	$6,348,394.34
	Ending Balance:	$6,253,166.93

Date	Description	Debits	Credits	Balance

12/01	CBUSOL TRANSFER DEBIT WIRE TO Administaff Companes, Inc.	8,473.19		6,339,921.15
12/03	CHECK NO: 5048	1,810.23		6,338,110.92
12/07	CHECK NO: 5049	1,695.00		6,336,415.92
12/07	CHECK NO: 5056	1,280.00		6,335,135.92
12/07	CHECK NO: 5046	70.00		6,335,065.92
12/08	CBUSOL TRANSFER DEBIT WIRE TO Administaff Companes, Inc.	8,473.19		6,326,592.73
12/08	CHECK NO: 5055	12.42		6,326,580.31
12/09	FUNDS TRANSFER WIRE FROM 9999/2 092900/000 009343290V/IRS Dec 09		5,977,932.00	12,304,512.31
12/09	FUNDS TRANSFER WIRE FROM 9999/2 092900/000 009343290V/IRS Dec 09		2,872,522.00	15,177,034.31
12/09	CHECK NO: 5054	4,281.00		15,172,753.31
12/09	CHECK NO: 5047	1,326.91		15,171,426.40
12/09	CHECK NO: 5050	479.72		15,170,946.68
12/10	CHECK NO: 5057	306.00		15,170,640.68

DIP-CAPITAL CORP OF THE WEST-DIP	Account 9951707360	000003/R1/20F000/0
OPERATING ACCOUNT	Statement Period — Dec. 1 - Dec. 31, 2009

CHECKING ACTIVITY	Continued

Date	Description	Debits	Credits	Balance

12/11	TRANSFER CREDIT TRANSFER FROM CHECKING Dec 11 009951707416 VIA CBusOL Re # 030212		100.00	15,170,740.68
12/11	TRANSFER CREDIT TRANSFER FROM CHECKING Dec 11 009951707424 VIA CBusOL Re # 030271		100.00	15,170,840.68
12/11	TRANSFER DEBIT TRANSFER TO CHECKING Dec 11 VIA CBUSOL REFERENCE # 030243	5,977,932.00		9,192,908.68
12/11	TRANSFER DEBIT TRANSFER TO CHECKING Dec 11 VIA CBUSOL REFERENCE # 030180	2,872,522.00		6,320,386.68
12/11	TRANSFER DEBIT TRANSFER TO CHECKING Dec 11 VIA CBUSOL REFERENCE # 030159	30,800.00		6,289,586.68
12/14	CBUSOL TRANSFER DEBIT WIRE TO Administaff Companes, Inc.	8,473.20		6,281,113.48
12/17	CBUSOL TRANSFER DEBIT WIRE TO Administaff Companes, Inc.	8,473.20		6,272,640.28
12/21	CHECK NO: 5058	750.00		6,271,890.28
12/21	CHECK NO: 5062	400.00		6,271,490.28
12/23	CBUSOL TRANSFER DEBIT WIRE TO Administaff Companes, inc.	8,473.19		6,263,017.09
12/23	CHECK NO: 5059	600.00		6,262,417.09
12/24	CHECK NO: 5064	2,853.50		6,259,563.59
12/30	DEPOSIT		530.41	6,260,094.00
12/30	CHECK NO: 5065	6,927.07		6,253,166.93
	Total Debits/Credits	8,946,411.82	8,851,184.41

Checks Paid
Check	Date	Amount	Check		Date	Amount	Check	Date	Amount	Check		Date	Amount

5046	12/07	70.00	5050		12/09	479.72	5057	12/10	306.00	5062	*	12/21	400.00
5047	12/09	1,326.91	5054	*	12/09	4,281.00	5058	12/21	750.00	5064	*	12/24	2,853.50
5048	12/03	1,810.23	5055		12/08	12.42	5059	12/23	600.00	5065		12/30	6,927.07
5049	12/07	1,695.00	5056		12/07	1,280.00

*	Indicates gap in check number sequence Number Checks Paid: 14 Totaling: $22,791.85

CitiBusiness Checking

9951707387	Beginning Balance:	$50,000.00
	Ending Balance:	$0.00

Date	Description	Debits	Credits	Balance

12/11	TRANSFER DEBIT	50,000.00		0.00
	TRANSFER TO CHECKING Dec 11 VIA CBUSOL REFERENCE # 029668

CitiBusiness Checking

9951707416	Beginning Balance:	$100.00
	Ending Balance:	$0.00

Date	Description	Debits	Credits	Balance

12/11	TRANSFER CREDIT TRANSFER FROM CHECKING Dec 11 009951707360 VIA CBusOL Re # 030159		30,800.00	30,900.00
12/11	TRANSFER DEBIT TRANSFER TO CHECKING Dec 11 VIA CBUSOL REFERENCE # 030205	30,800.00		100.00
12/11	TRANSFER DEBIT TRANSFER TO CHECKING Dec 11 VIA CBUSOL REFERENCE # 030212	100.00		0.00
	Total Debits/Credits	30,900.00	30,800.00

CitiBusiness Checking

9951707424	Beginning Balance:	$375,339.51
	Ending Balance:	$375,239.51

DIP-CAPITAL CORP OF THE WEST-DIP	Account 9951707360	000004/R1/20F000/0
OPERATING ACCOUNT	Statement Period — Dec. 1 - Dec. 31, 2009

CHECKING ACTIVITY	Continued

Date	Description	Debits	Credits	Balance

12/11	TRANSFER DEBIT	100.00		375,239.51
	TRANSFER TO CHECKING Dec 11 VIA CBUSOL REFERENCE # 030271

CitiBusiness Checking

9958952078	Beginning Balance:	$0.00
	Ending Balance:	$8,900,454.00

Date	Description	Debits	Credits	Balance

12/11	TRANSFER CREDIT TRANSFER FROM CHECKING Dec 11 009951707360 VIA CBusOL Re # 030243		5,977,932.00	5,977,932.00
12/11	TRANSFER CREDIT TRANSFER FROM CHECKING Dec 11 009951707360 VIA CBusOL Re # 030180		2,872,522.00	8,850,454.00
12/11	TRANSFER CREDIT TRANSFER FROM CHECKING Dec 11 009951707387 VIA CBusOL Re # 029668		50,000.00	8,900,454.00
	Total Debits/Credits	0.00	8,900,454.00
CUSTOMER SERVICE INFORMATION.

IF YOU HAVE QUESTIONS ON:	YOU CAN CALL:	YOU CAN WRITE:

Checking	877-528-0990 (For Speech and	CitiBusiness 100 Citibank Drive
	Hearing Impaired Customers Only	San Antonio, TX 78245-9966
TDD: 800-945-0258)
For change in address, call your account officer or visit your branch.